UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 28, 2009

STATER BROS. HOLDINGS INC.
(Exact name of registrant as specified in its charter)
Commission file number 001-13222

Delaware (State or other jurisdiction of incorporation)	33-0350671 (I.R.S. Employer Identification No.)

301 S. Tippecanoe Avenue San Bernardino, California (Address of principal executive offices)	92408 (Zip Code)
Registrant’s telephone number, including area code: (909) 733-5000
N/A
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
As of September 27, 2009, based upon our consolidated earnings since June 27, 2004 and the initial amount allowed of $25.0 million under the Credit Facility and the Notes’ indenture and, after taking into consideration payments previously made including a dividend of $5.0 million paid on November 11, 2009, we had the ability and right to pay a restricted payment of up to $18.0 million.
On December 28, 2009, we redeemed and retired 600 shares of our Class A Common Stock for $8.0 million. The redemption was for shares held by The Moseley Family Revocable Trust.
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stater Bros. Holdings Inc.
By:	/s/ Phillip J. Smith
Phillip J. Smith
Executive Vice President and Chief Financial Officer

Date: December 31, 2009